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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) FEBRUARY 1, 1996


                  AMERICAN CONSOLIDATED GROWTH CORPORATION
                  ----------------------------------------
           (Exact name of registrant as specified in its charter)



            DELAWARE                   0-16447              52-1508578
            --------                   -------              ----------
   (State of incorporation)   (Commission File Number)     (IRS Employer
                                                            ID number)


       8100 EAST ARAPAHOE ROAD, SUITE 309, ENGLEWOOD, COLORADO    80112
       -------------------------------------------------------------------
                  (Address of principal executive offices)      (Zip Code)

         Registrant's telephone number, including area code:  303-220-8686
                                                              ------------



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                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Item 1.  CHANGES IN CONTROL OF REGISTRANT.
           See Item 5 below

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
           See Item 5 below

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
           Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           Not Applicable

Item 5.  OTHER EVENTS.

         The following persons have been appointed as officers and directors of the Registrant, following confirmation of acceptance received by the Company on January 25, 1996:
         Mickey E. Fouts, Chairman of the Board of Directors and acting Chief Executive Officer Greg Bohannon, Chief Financial Officer, Norman L. Fisher, Vice President and Treasurer, Geoffrey P. Dawson, Director and Joe Lee, Director. Except as indicated herein, all other officers and directors retain their prior positions with the Registrant.

         The Board of Directors has established the following committees following confirmation of acceptance received by the Company on January 25, 1996:

         Audit Committee. Members are Chairman, Mickey E. Fouts and outside director, Joe Lee. The Company anticipates that a third member will be added upon expansion of the Board to include one additional outside director.

         Compensation Committee. Members are Chairman Mickey E. Fouts, outside director, Geoff P. Dawson and Chief Financial Officer, Greg Bohannon.

         Executive Committee. Members are Chairman, Mickey E. Fouts, director and Treasurer, Norman L. Fisher and Chief Financial Officer, Greg Bohannon. The Executive Committee anticipates utilizing Louis F. Coppage as a special consultant to the Executive Committee.

         The Board of Directors has accepted the resignation of Norman L. Fisher, outgoing Chairman of the Board, President and Chief Executive Officer, and Gary L. Flater, outgoing Treasurer and Director, effective immediately. A copy of both resignation letters are attached. Except as indicated herein, all other officers and directors retain their prior positions with the Registrant.


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         On January 25, 1996, the Company's wholly owned subsidiary,
         Eleventh Hour, Inc., received confirmation it had secured the right to provide temporary placement services to a Fortune 500 company in the short term followed by permanent placement services over an extended period. Although the arrangement is terminable upon relatively short notice and management can provide no assurance such arrangements will be in effect indefinitely, in the view of management the potential long term economic benefits over time may be significant and may have a favorable material impact on the future revenues and earnings of the Company.



Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
           Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.
           Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
           Not Applicable




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                            SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 1st day of February, 1996.

                                  By: /s/ MICKEY E. FOUTS
                                     ---------------------------
                                     Mickey E. Fouts
                                     Chairman and CEO

Dated February 1, 1996